UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) July 15, 2011
COLUMBIA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)
Commission File No.  1-10352

Delaware	59-2758596
(State of Incorporation)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code:  (973) 994-3999
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On July 15, 2011, the Board of Directors of Columbia Laboratories, Inc. (the “Company”), approved Amended and Restated Bylaws for the Company. The amendments:

•	set forth procedures for director nominations and other business to be considered at annual meetings

•	provide timelines for stockholders to make proposals of business and nominations of directors at special or annual meetings of stockholders

•	distinguish between stockholder proposals made for inclusion in the Company's proxy statement and other proposals to conduct business at annual meetings

•	require director nominees to complete a questionnaire relating to qualifications, conflicts of interests, and independence

•
require director nominees to agree that they will not enter into voting agreements, undisclosed indemnification or compensation agreements, and that they will comply with all Company policies and guidelines applicable to directors

•	require nominating stockholders to disclose not only their beneficial ownership position but also any derivative positions that they may hold

•	require each stockholder making a proposal (or nominating directors) to identify any person with whom the proposing stockholder or beneficial owner is acting in concert

•	remove the provision under which holders of a majority of outstanding shares may call for a special meeting of stockholders

•
provide that notice of stockholder meetings may be given to stockholders electronically and allow stockholder meetings to be adjourned with notice procedures in the event a new record date is set after an adjournment

•	require that actions of stockholders be effected at meetings of stockholders

•	permit the Board to appoint directors who have been removed by stockholders without cause, which is consistent with the Certificate of Incorporation

•	provide for the designation of Lead Directors in addition to Board Committees and provide that Committees are generally advisory to the Board

•	provide that the Board fixes compensation of Section 16 officers

•	provide current indemnification provisions subject to Delaware law

•	add a provision that limits the personal liabilities of Directors, subject to Delaware law, which is consistent with the Certificate of Incorporation

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the Company's Bylaws that are attached as Exhibit 3.1 to this Current Report on Form 8-K, and are incorporated by reference into this Item 5.03.
Item 9.01    Financial Statements and Exhibits
(d)        Exhibits.
3.1    Amended and Restated Bylaws of Columbia Laboratories, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 20, 2011

COLUMBIA LABORATORIES, INC.
By: /S/ Lawrence A. Gyenes
Lawrence A. Gyenes
Senior Vice President, Chief Financial Officer
& Treasurer

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Columbia Laboratories, Inc.